UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2012

NEWPORT BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-51856	20-4465271
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Bellevue Avenue, Newport, Rhode Island	02840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (401) 847-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Executive Split Dollar Life Insurance Agreement.  On August 16, 2012, Newport Federal Savings Bank (the “Bank”), a wholly-owned subsidiary of Newport Bancorp, Inc., adopted an amendment to the Executive Split Dollar Life Insurance Agreement (the “Agreement”) with Nino Moscardi (the “Executive”) in order to fully vest the Executive in a post-retirement death benefit under the Agreement after seven years of employment.  The foregoing description of the amendment to the Agreement is qualified in its entirety by reference to the amendment that is attached hereto as Exhibit 10.1 of this Current Report, and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

Exhibit 10.1	First Amendment to Executive Split Dollar Life Insurance Agreement between Newport Federal Savings Bank and Nino Moscardi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT BANCORP, INC. (Registrant)
DATE: August 17, 2012	By:	/s/ Kevin M. McCarthy
Kevin M. McCarthy
President and Chief Executive Officer